Inventories, net (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Inventories, net
Raw materials	$ 2,403	$ 2,427
Work in process	1,893	2,075
Finished goods	1,834	1,741
Advances to suppliers	246	246
Inventories, net before advance payments consumed	6,376	6,489
Advance payments consumed	(372)	(307)
Total inventory, net	6,004	6,182
Cost of inventories relating to long-term contracts	$ 358	$ 363